May 31, 2013

Supplement

SUPPLEMENT DATED MAY 31, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL INFRASTRUCTURE FUND
CLASS Q
Dated April 30, 2013

The last sentence of the second paragraph under the section of the Prospectus entitled "Shareholder Information—How to Exchange Class Q Shares—Exchange Procedures" is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

UTLQSPT-0513